Exhibit 99.3

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MAXIMUS QUARTERLY EARNINGS CALL

David N. Walker

Chief Financial Officer and Treasurer

2nd Quarter Fiscal 2006

May 4, 2006

Q2 FY06 Financial Highlights

•                  Revenue was $179.8 million

•                  An increase of 17% year-over-year

•                  Driven principally by Operations Segment

•                  Net income totaled $8.9 million or $0.41 per diluted share

•                  Compares to $8.5 million or $0.39 a share in the same quarter last year, after adjusting for FAS 123R

•                  Q2 EPS impacted by $0.02 for legal and settlement costs

•                  Net cash provided by operating activities totaled $11.4 million with free cash flow of $6.5 million

•                  Cash, cash equivalents, and marketable securities remained healthy at $175.1 million as of March 31, 2006

Consulting Segment Results

Consulting Segment: 15% of total revenue

•                  Consulting Segment revenue increased 12% over last year to $26.4 million

•                  Operating income totaled $3.0 million with an operating margin of 11.3%

•                  Revenue and margin growth over Q2 05 driven principally from the financial services division:

•                  Rev Max claims and

•                  A large child welfare compliance project.

NOTE:

FAS 123R was implemented on prospective basis at the beginning of FY06

FY 05 segment results exclude stock option expense; while FY 06 results include the impact of option expense

Systems Segment Results

Systems Segment: 18% of total revenue

•                  Systems Segment revenue $32.2 million which is comparable to last year

•                  Operating income just under $300,000

•                  Decline of $1.7 million compared to Q2 05

•                  Operating income decline largely the result of additional resources needed to fulfill contractual obligations on a large system implementation

•                  Follow-on phase to contract should return the Division to profitability in the second half of FY 06

Operations Segment Results

Operations Segment: 67% of total revenue

•                  Operations Segment grew 24% over Q2 05, revenue of $121.2 million

•                  Growth driven principally by:

•                  British Columbia health operations contract; launched in Q3 05

•                  $4.1 million hardware delivery on voter contract

•                  New work across the segment

•                  Operating income totaled $10.5 million with an 8.7% operating margin

•                  Operating margin declined compared to Q2 05 due to losses in B.C. and a $2.3 million loss in Texas

•                  Operating margin expansion over Q1 05 was driven by reduced losses and improvements on the B.C. project

•                  Expect B.C. project to turn the corner in FY07

•                  Current view - project will begin sustained profitable operations FY 07

Total Company - Expenses and Operating Margin

•                  Operating margin for Q2 was 7.6%

•                  Excluding legal and settlement; operating margin was 8%

•                  Year-over-year SG&A and operating margins were impacted in FY06 by FAS 123 (R), as FY 05 does not include option expense

•                  Total stock option expense in the Q2 06 of $1.3 million or $0.04 per diluted share

•                  If we expense options in Q2 05, option expense would have been $1.6 million or $0.05 per diluted share

Balance Sheet

	Q205	Q305	YE & Q405	Q106	Q206
Billed A/R	$115.5	$128.2	$124.5	$123.6	$139.6
Unbilled A/R	$48.1	$44.7	$43.7	$47.2	$46.2
Total A/R	$163.6	$172.9	$168.3	$170.8	$185.8

•                  A/R for Q2 totaled $185.8 million

•                  DSOs totaled 97 days

NOTE: The 97 days includes $5.4 million in long term A/R; classified within other assets on balance sheet

Cash Balance, Stock Repurchase, and
Cash Flow from Operations

	Q205	Q305	Q405	FY 06	Q106	Q206
Cash from Ops	$27.1	$11.9	$25.0	$74.1	$5.1	$11.4
FCF	$22.5	$6.0	$15.9	$49.8	$(0.5)	$6.5

•                  Cash from operations totaled $11.4 million with free cash flow of $6.5 million

•                  Cash, cash equivalents, and marketable securities of $175.1 million at March 31, 2006

•                  The company purchased 138,700 shares of common stock during Q2, with $24.4 million available under ongoing stock repurchase program

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MAXIMUS QUARTERLY EARNINGS CALL

Richard A. Montoni

President and Chief Executive Officer

2nd Quarter Fiscal 2006

May 4, 2006

Management Transition

•                  MAXIMUS remains strong and stable

•                  Above all a team-oriented company

•                  Overwhelming support received from large customers

•                  Change will not adversely impact project and field operations

•                  Morale is high and employee base is energized

Strategic Plan Remains on Course

•                  Several initiatives already underway

•                  Refocus some current efforts

•                  Long-term, six-point plan laid out 18 months ago

•                  Deeply involved in developing the strategic direction

•                  Made real, tangible progress toward those objectives

•                  Strengthened management team

•                  Implemented cost reductions to better leverage resources

•                  No immediate plans for additional major cost reductions

•                  Significant progress made in turning around and combining unprofitable business units

New Approach to Business

•                  Committed to being the premier government services provider

•                  Quality can and will be improved

•                  Execute on current contracts and manage the risk in start-up implementations such as BC and TX

•                  Redirect the organization on winning more profitable business and increasing overall margin

•                  Not strictly emphasizing a volume-driven approach

•                  More selective in determining the opportunities

•                  Committed to margin expansion in current contracts and new business wins

•                  Critical component - how operations going forward are managed

MAXIMUS Leadership

•                  Recruit industry-leading talent that hit the ground running

•                  Taken ownership of long-term objectives

•                  More can be accomplished by further empowering the team

•                  Decision-making process and accountability must be driven downward

•                  Segment leaders will have necessary resources and decision-making latitude to increase efficiency and accelerate growth

•                  Need to be a more flexible, nimble organization

•                  Managers to take on more day-to-day decision making

Culture Shift Towards Greater Teamwork

•                  Fostering a culture that requires management to maintain accountability and deliver on goals

•                  Scalable to the growth level aspired; not dependent on any single person

•                  Improving performance in British Columbia requires expertise across the Company

•                  Headed in the right direction

•                  Efforts in Texas require similar team work

British Columbia

•                  Significant progress made in turning around performance

•                  Service levels among the best on record for the Ministry

•                  Ministry quarterly report noted:

•                  Maintaining a record low document inventory level

•                  Processed public documents within required levels

•                  Answered phones from the public, within three minute call window

•                  Answered calls from doctors and pharmacists, within one-minute call window

•                  Aligning staffing levels and managing service delivery closer to economic model

Texas Integrated Eligibility Project

•                  Texas Health and Human Services Commission delayed integrated eligibility roll out

•                  Delay is a result of needed technical and operational improvements

•                  Systems development and interfacing

•                  Start-up readiness

•                  Financial implications not known today but dependent on finalization and agreement to revise scope and responsibilities

•                  Finalize and quantify in the next 30 days

Uses of Cash

•                  M&A activity: smaller, tuck-in acquisitions

•                  Divest certain businesses

•                  Facilitate margin improvement

•                  Business lines that no longer aligned with strategic objectives

•                  Reinvest in the business to upgrade technological capabilities

•                  More effectively scale service offerings

•                  Improve ability to roll knowledge from one project to the next

•                  Continue to pay a quarterly cash dividend of $0.10 per share

•                  Maintain an active share repurchase program

Re-bids

•                  17 jobs up for re-bid in FY 06

•                  Have won or received extensions on 13

•                  Total value of $172 million

•                  To date, won $114 million

•                  FY 06 re-bid contract value totaled close to $32 million

•                  Secured $29 million, to date

•                  Largest re-bid decision expected end of FY 06

Options

•                  14 option exercises outstanding

•                  Total contract value of $81 million

•                  Won six with a contract value of $48 million

•                  FY 06 impact totals $20 million and we’ve secured $17 million

•                  Eight remaining options

•                  Three totaling $21 million; awarded late 2006 with no impact to FY06

Summary Awards & Pipeline

	Q2 FY05	Q2 FY06
Signed	$628	$292
Awarded but Not Signed	452	135
Pipeline
Proposals Submitted	190	494
Proposals in Preparation	310	144
Major Opportunities Tracking	558	682
Total Pipeline	$1,058	$1,321

All dollar values in millions

Guidance

•                  Expect revenue in the range of $710-$725

•                  Revising full year EPS estimates

•                  $1.87 still achievable; reducing to more conservative levels

•                  Estimate diluted earning per share in the range of $1.80 - $1.87

•                  Revised forecast with several items in mind

•                  Texas

•                  Continued improvement in British Columbia

•                  License revenue and contingency-based work uncertainties

•                  Several accretive events can get us to $1.87

•                  Revised guidance is prudent and conservative

Conclusion

•                  Focused on key priorities

•                  Preserve MAXIMUS heritage but make meaningful changes

•                  Cultural shifts

•                  Better leverage talent

•                  More directed, focused, and accountable

•                  Empower leadership

•                  Re-evaluating uses of cash

•                  Optimizing current business

•                  Project and risk management

•                  Pricing

•                  Approach to business development